UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported): June 30, 2004

                          CORRIDOR COMMUNICATIONS CORP.
               (Exact name of registrant as specified in charter)



          Delaware                   000-29645                   94-3402831
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


             1235 Pear Ave. Ste 109, Mountain View California 94043
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (650) 961-5707

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 2004, Corridor Communications Corp., a Delaware corporation (the "Company"), entered into an Asset Purchase Agreement (the "Ashcreek Agreement") with Ashcreek Wireless, a sole proprietorship wholly owned by John Conley ("Ashcreek"), whereby the Company acquired all of the assets of Ashcreek in exchange for 7,500,000 shares of common stock of the Company and $60,000, which was prepaid. In addition, also on June 30, 2004, the Company entered into an Asset Purchase Agreement (the "Quik Agreement") with Quik Internet of the Valley, Inc. ("Quik"), whereby the Company acquired all of the assets of Quik in exchange for 7,500,000 shares of common stock of the Company. Ashcreek and Quik are both engaged in the business of providing Wireless Internet Service through high-speed ubiquitous connectivity to single family homes, businesses and hotspots in the Salem, Oregon area.

The shares of common stock issued pursuant to the Ashcreek Agreement and the Quik Agreement were not registered under the Securities Act of 1933, as amended (the "Act") and were issued in the reliance upon the exemption from registration provided by section 4(2) of the Act, on the basis that the acquisition of the assets of each company is a transaction not involving a public offering. All certificates evidencing the shares bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of businesses acquired.

      Audited Financial Statements of Ashcreek Wireless (a sole proprietorship) for the years ended December 31, 2003 and December 31, 2002.

      Unaudited   Financial    Statements   of   Ashcreek   Wireless   (a   sole
      proprietorship) for the three months ended March 31, 2004.

      Audited Financial Statements of Quik Internet of the Valley, Inc. for the years ended December 31, 2003 and December 31, 2002.

      Unaudited Financial Statements of Quik Internet of the Valley, Inc. for the three months ended March 31, 2004.

(b)   Proforma Financial Information

      Proforma Financial Information.

(c)   Exhibits.

Exhibit No.           Description

10.1 Asset Purchase Agreement dated June 30, 2004 entered between the Company and Ashcreek Wireless

10.2 Asset Purchase Agreement dated June 30, 2004 entered between the Company and Quik Internet of the Valley, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CORRIDOR COMMUNICATIONS CORP.

Date: July 16, 2004                             /s/ J. Michael Heil
                                                J. Michael Heil,
                                                Chief Executive
                                                Officer

                                ASHCREEK WIRELESS

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2003

                               ASHCREEK WIRELESS
                              FINANCIAL STATEMENTS
             FROM INCEPTION (OCTOBER 1, 2002) TO DECEMBER 31, 2002
                    AND FOR THE YEAR ENDED DECEMBER 31, 2003



                                    CONTENTS

                                                                        Page
                                                                        ----

INDEPENDENT AUDITORS' REPORT:
    Report on Audited Financial Statements                              F-1

FINANCIAL STATEMENTS:
     Balance Sheet as of December 31, 2003                              F-2
     Statement of Operations for the period from inception
      (October 1, 2002) to December 31, 2002 and the year ended
       December 31, 2003                                                F-3
     Statement of Owner's Equity for the period from inception
      (October 1, 2002) to December 31, 2003                            F-4
     Statement of Cash Flows for the period from inception
      (October 1, 2002) to December 31, 2002 and the year ended
      December 31, 2003                                                 F-5
     Notes to Financial Statements                                  F-6 - F-10

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Owner
Ashcreek Wireless

We have audited the accompanying balance sheet of Ashcreek Wireless (a sole proprietorship) as of December 31, 2003, and the related statements of operations, owner's equity and cash flows for the period from inception (October 1, 2002) to December 31, 2002 and the year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ashcreek Wireless as of December 31, 2003, and the results of its operations and its cash flows for the period from inception (October 1, 2002) to December 31, 2002 and the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.



HJ & Associates, LLC
Certified Public Accountants
Salt Lake City, Utah
June 22, 2004

                               ASHCREEK WIRELESS

                                 Balance Sheet


                                                                       DECEMBER 31,
                                                                           2003
                                                                       -------------
   ASSETS

CURRENT ASSETS
    Cash and cash equivalents                                          $       3,678
    Accounts receivable, less allowance for doubtful accounts of $0            2,105

                                                                       -------------
TOTAL CURRENT ASSETS                                                           5,783

PROPERTY AND EQUIPMENT, net of accumulated depreciation of $16,605            74,229

                                                                       -------------
TOTAL ASSETS                                                           $      80,012
                                                                       =============


   LIABILITIES AND OWNER'S EQUITY

CURRENT LIABILITIES
    Accounts payable                                                   $         718
    Unearned revenue                                                           5,601
    Customer deposits                                                         21,730
    Advances from owner                                                       29,184

                                                                       -------------

TOTAL CURRENT LIABILITIES                                                     57,233
                                                                       -------------


COMMITMENTS AND CONTINGENCIES                                                     --

OWNER'S EQUITY
    Capital contribution                                                      55,000
    Accumulated deficit                                                      (32,221)

                                                                       -------------
TOTAL OWNER'S EQUITY                                                          22,779
                                                                       -------------

TOTAL LIABILITIES AND OWNER'S EQUITY                                   $      80,012
                                                                       =============


   The accompanying notes are an integral part of these financial statements.

                               Ashcreek Wireless

                            STATEMENTS OF OPERATIONS


                                                          INCEPTION
                                           YEAR ENDED   (OCTOBER 1, 2002)
                                            DECEMBER     TO DECEMBER
                                            31, 2003      31, 2002
                                           -----------  ----------------

REVENUE                                    $   52,648   $             -

COST OF REVENUE                                45,586                 -
                                           -----------  ----------------

GROSS PROFIT                                    7,062                 -

OPERATING EXPENSES                             34,355             4,928
                                           -----------  ----------------

NET LOSS                                   $  (27,293)  $        (4,928)
                                           ===========  ================


   The accompanying notes are an integral part of these financial statements.

                               Ashcreek Wireless

                          Statements of Owner's Equity

      FOR THE PERIOD FROM INCEPTION (OCTOBER 1, 2002) TO DECEMBER 31, 2003



                                ADDITIONAL
                                  PAID-IN       ACCUMULATED
                                  CAPITAL         DEFICIT           TOTAL


BALANCE, OCTOBER 1, 2002       $           --  $           --   $           --

Owner's contribution                   50,000                           50,000

Net loss for the period ended
  December 31, 2002                    (4,928)         (4,928)

                               --------------  --------------   --------------
Balance, December 31, 2002             50,000          (4,928)          45,072

Owner's contribution                    5,000                            5,000

Net loss for the year ended
  December 31, 2003                                   (27,293)         (27,293)

                               --------------  --------------   --------------
BALANCE, DECEMBER 31, 2003     $       55,000  $      (32,221)  $       22,779
                               ==============  ==============   ==============


   The accompanying notes are an integral part of these financial statements.

                               Ashcreek Wireless

                            STATEMENT OF CASH FLOWS



                                                                        INCEPTION
                                                      YEAR ENDED     (OCTOBER 1, 2002)
                                                       DECEMBER        TO DECEMBER
                                                       31, 2003         31, 2002
                                                     -------------   ----------------
CASH FLOW FROM OPERATING ACTIVITIES:
   Net loss                                          $     (27,293) $          (4,928)
   Adjustment to reconcile net loss to net cash
    provided by (used in) operating activities:
      Depreciation expense                                  16,605                 --
   Changes in operating assets and liabilities:
    Accounts receivable                                     (2,105)                --
    Deposits and other current assets                       22,797            (22,797)
    Accounts payable                                        (1,483)             2,201
    Unearned revenue                                         5,601                 --
    Customer deposits                                       21,730                 --

                                                     -------------   ----------------
Net cash provided by (used in) operating activities         35,852            (25,524)
                                                     -------------   ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                      (89,999)              (835)

                                                     -------------   ----------------
Net cash used in investing activities                      (89,999)              (835)
                                                     -------------   ----------------

CASH FLOW FROM FINANCING ACTIVITIES:
   Capital contribution by owner                             5,000             50,000
   Advances from owner                                      20,266              8,918

                                                     -------------   ----------------
Net cash provided by financing activities                   25,266             58,918
                                                     -------------   ----------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS       (28,881)            32,559

CASH AND CASH EQUIVALENTS, Beginning of period              32,559                 --
                                                     -------------   ----------------

CASH AND CASH EQUIVALENTS, End of period             $       3,678   $         32,559
                                                     =============   ================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

   Interest paid                                     $          --   $             --
                                                     =============   ================
   Income taxes paid                                 $          --   $             --
                                                     =============   ================


   The accompanying notes are an integral part of these financial statements.

                               ASHCREEK WIRELESS
                         NOTES TO FINANCIAL STATEMENTS
      FOR THE PERIOD FROM INCEPTION (OCTOBER 1, 2002) TO DECEMBER 31, 2002
                      AND THE YEAR ENDED DECEMBER 31, 2003


NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Organization and Line of Business

      Ashcreek Wireless (the "Company") is a sole proprietorship that began operations on October 1, 2002. The Company uses Wireless Fidelity ("WiFi") technology to economically provision high-speed access to users spread out across large geographic areas or "hot zones". Subscribers within the hot zone have the added benefit of "un-tethered" Internet access. Unlike cable or DSL services, the Company's customers can surf the web and check their email while in the park, local coffee shop or in the comfort of their own back yard. The Company is a Wireless Internet Service Provider (WISP) with a variety of services tailored for home and business users. The speed of the service (actual bandwidth to and from the computer) is comparable to most DSL and cable services (approximately 384k to 768k).

      Use of Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. As of December 31, 2003, the Company used estimates in determining the realization of its accounts receivable and property and equipment. Actual results could differ from these estimates.

      Fair Value of Financial Instruments

      For certain of the Company's financial instruments, including cash, accounts receivable accounts payable unearned revenue, customer deposits and advances from owner, the carrying amounts approximate fair value due to their short maturities.

      Cash and Cash Equivalents

      For purposes of the statements of cash flows, the Company defines cash equivalents as all highly liquid debt instruments purchased with a maturity of three months or less, plus all certificates of deposit.

      Concentration of Credit Risk

      Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and accounts receivables. The Company places its cash with high quality financial institutions and at times may exceed the FDIC $100,000 insurance limit. The Company will extend credit based on an evaluation of the customer's financial condition, generally without collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company will monitor its exposure for credit losses and maintains allowances for anticipated losses, if required.

                               ASHCREEK WIRELESS
                         NOTES TO FINANCIAL STATEMENTS
      FOR THE PERIOD FROM INCEPTION (OCTOBER 1, 2002) TO DECEMBER 31, 2002
                      AND THE YEAR ENDED DECEMBER 31, 2003


      Property and Equipment

      Property and equipment consisting of transmission equipment, computers, furniture and fixtures are recorded at cost, and are depreciated using the straight-line method over their estimated useful lives. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. A summary of the estimated useful lives is as follows:

                      Description                       Useful Life
                      -----------                       -----------

                  Equipment                             3 years
                  Subscriber equipment                  3 years


      Impairment of Long-Lived Assets

      SFAS No. 144 requires that long-lived assets to be disposed of by sale, including those of discontinued operations, be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. SFAS No. 144 broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 also establishes a "primary-asset" approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. The Company has no impairment issues to disclose.

      Revenue Recognition

      The Company sells WiFi services under annual and monthly contracts. Under the annual contracts, the subscriber will pay a one-time fee, which will be recognized as revenue ratably over the life of the contract. Under the monthly contracts, the subscriber will be billed monthly and revenue will be recognized ratably over the month. The Company also charges a non-refundable, upfront set up fee that is recognized upon receipt.

      Cost of Revenue

      Cost of revenue includes all direct cost associated with providing WiFi services, including upfront installation costs. In addition, the Company provides each subscriber certain equipment needed to receive internet access at their home or business. The Company retains ownership of this equipment and the depreciation of this equipment is included in cost of revenue.

                               ASHCREEK WIRELESS
                         NOTES TO FINANCIAL STATEMENTS
      FOR THE PERIOD FROM INCEPTION (OCTOBER 1, 2002) TO DECEMBER 31, 2002
                      AND THE YEAR ENDED DECEMBER 31, 2003


      Advertising and Marketing Costs

      The Company expenses advertising and marketing costs as incurred. Advertising and marketing expense for the period from inception (October 1, 2002) to December 31, 2002 and the year ended December 31, 2003 amounted to $242 and $2,520, respectively.

      Income Taxes

      No provision for income taxes has been made for federal or state income taxes as these taxes are the personal responsibility of the owner.

      Comprehensive Loss

      Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive income and its components in the financial statements. For the period from inception (October _, 2002) to December 31, 2002 and the year ended December 31, 2003, the Company has no items that represent other comprehensive income and, accordingly, has not included a schedule of comprehensive income in the financial statements.

      Recently Issued Accounting Pronouncements

      In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (an interpretation of Accounting Research Bulletin (ARB) No. 51, Consolidated Financial Statements). Interpretation 46 addresses consolidation by business enterprises of entities to which the usual condition of consolidation described in ARB-51 does not apply. The Interpretation changes the criteria by which one company includes another entity in its consolidated financial statements. The general requirement to consolidate under ARB-51 is based on the presumption that an enterprise's financial statement should include all of the entities in which it has a controlling financial interest (i.e., majority voting interest). Interpretation 46 requires a variable interest entity to be consolidated by a company that does not have a majority voting interest, but nevertheless, is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. In December 2003, the FASB concluded to revise certain elements of FIN 46, primarily to clarify the required accounting for interests in variable interest entities. FIN-46R replaces FIN-46, that was issued in January 2003. FIN-46R exempts certain entities from its requirements and provides for special effective dates for entities that have fully or partially applied FIN-46 as of December 24, 2003. In certain situations, entities have the option of applying or continuing to apply FIN-46 for a short period of time before applying FIN-46R. In general, for all entities that were previously considered special purpose entities, FIN 46 should be applied for registrants who file under Regulation SX in periods ending after March 31, 2004, and for registrants who file under Regulation SB, in periods ending after December 15, 2004. The Company does not expect the adoption to have a material impact on the Company's financial position or results of operations.

                               ASHCREEK WIRELESS
                         NOTES TO FINANCIAL STATEMENTS
      FOR THE PERIOD FROM INCEPTION (OCTOBER 1, 2002) TO DECEMBER 31, 2002
                      AND THE YEAR ENDED DECEMBER 31, 2003


      During April 2003, the FASB issued SFAS 149 - "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", effective for contracts entered into or modified after September 30, 2003, except as stated below and for hedging relationships designated after September 30, 2003. In addition, except as stated below, all provisions of this Statement should be applied prospectively. The provisions of this Statement that relate to Statement 133 Implementation Issues that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied in accordance with their respective effective dates. In addition, paragraphs 7(a) and 23(a), which relate to forward purchases or sales of when-issued securities or other securities that do not yet exist, should be applied to both existing contracts and new contracts entered into after September 30, 2003. The Company does not participate in such transactions and is evaluating the effect of this new pronouncement, if any, and will adopt FASB 149 within the prescribed time.

      During May 2003, the FASB issued SFAS 150 - "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective for public entities at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a freestanding financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. Some of the provisions of this Statement are consistent with the current definition of liabilities in FASB Concepts Statement No. 6, Elements of Financial Statements. The Company is evaluating the effect of this new pronouncement and will adopt FASB 150 within the prescribed time.

      In December 2003, the FASB issued a revised SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" which replaces the previously issued Statement. The revised Statement increases the existing disclosures for defined benefit pension plans and other defined benefit postretirement plans. However, it does not change the measurement or recognition of those plans as required under SFAS No. 87, "Employers' Accounting for Pensions," SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." Specifically, the revised Statement requires companies to provide additional disclosures about pension plan assets, benefit obligations, cash flows, and benefit costs of defined benefit pension plans and other defined benefit postretirement plans. Also, companies are required to provide a breakdown of plan assets by category, such as debt, equity and real estate, and to provide certain expected rates of return and target allocation percentages for these asset categories. The Company has implemented this pronouncement and has concluded that the adoption has no material impact to the financial statements.

                               ASHCREEK WIRELESS
                         NOTES TO FINANCIAL STATEMENTS
      FOR THE PERIOD FROM INCEPTION (OCTOBER 1, 2002) TO DECEMBER 31, 2002
                      AND THE YEAR ENDED DECEMBER 31, 2003


NOTE 2 - PROPERTY AND EQUIPMENT

      Property and equipment at December 31, 2003, consist of the following:

          Equipment                                       $    23,765
          Subscriber equipment                                 67,069
                                                          -----------
                                                               90,834
          Less accumulated depreciation and amortization       16,605
                                                          -----------
                                                          $    74,229

      Depreciation expense for the period from inception (October 1, 2002) to December 31, 2002 and the year ended December 31, 2003 was $0 and $16,605, respectively.


NOTE 3 - ADVANCES FROM OWNER

      The owner of the Company's periodically advances money to the Company for working capital. These advances are non-interest bearing and are payable upon demand.

NOTE 4 - LONG-TERM SERVICE AGREEMENT OBLIGATIONS

      To secure access to facilities for housing control equipment in buildings and on towers, the Company has signed lease agreements with a various businesses and individuals allowing the Company to occupy part of the tower or building to locate its transmission equipment. The aggregate amount of required future payments at December 31, 2003 is as follows:

          2004                                            $    16,200
          2005                                                  8,910
          2006                                                  8,745
          2007                                                  4,500
          2008                                                     --
                                                          -----------
                                                          $    38,355

                                ASHCREEK WIRELESS

                              FINANCIAL STATEMENTS

                        THREE MONTHS ENDED MARCH 31, 2004

                                   (UNAUDITED)

                                    CONTENTS

                                                                           Page


 Balance Sheet as of March 31, 2004 (unaudited)                             2
 Statements of Operations for the
  three months ended March 31, 2004 (unaudited)                             3
 Statements of Cash Flows for
  three months ended March 31, 2004 (unaudited)                             4
 Notes to Financial Statements (unaudited)                                  5

                  ASHCREEK WIRELESS
                    Balance Sheet


                                                                      MARCH 31,
                                                                        2004
                                                                      --------
                                                                     (unaudited)
      ASSETS

CURRENT ASSETS
      Cash and cash equivalents                                        $  8,616
      Accounts receivable, less allowance for doubtful accounts of $0     3,828
                                                                       --------
TOTAL CURRENT ASSETS                                                     12,444

PROPERTY AND EQUIPMENT, net of accumulated depreciation of $24,277       76,666
                                                                       --------
TOTAL ASSETS                                                           $ 89,110
                                                                       ========


           LIABILITIES AND OWNER'S EQUITY

CURRENT LIABILITIES
      Note payable                                                     $ 60,000
      Accounts payable                                                      329
      Unearned revenue                                                    7,006
      Customer deposits                                                  21,280
      Advances from owner                                                 4,474
                                                                       --------

TOTAL CURRENT LIABILITIES                                                93,089
                                                                       --------


COMMITMENTS AND CONTINGENCIES                                                --

OWNER'S EQUITY
      Capital contribution                                               25,000
      Accumulated deficit                                               (28,979)
                                                                       --------
TOTAL OWNER'S EQUITY                                                     (3,979)
                                                                       --------

TOTAL LIABILITIES AND OWNER'S EQUITY                                   $ 89,110
                                                                       ========

   The accompanying notes are an integral part of these financial statements.

                                ASHCREEK WIRELESS

                         BALANCE SHEET - MARCH 31, 2004

                                                                     THREE
                                                                  MONTHS ENDED
                                                                     MARCH
                                                                    31, 2004
                                                                    -------
                                                                   (unaudited)

REVENUE                                                             $26,268

COST OF REVENUE                                                       5,749
                                                                    -------

GROSS PROFIT                                                         20,519

OPERATING EXPENSES                                                   17,277
                                                                    -------

NET LOSS                                                            $ 3,242
                                                                    =======

   The accompanying notes are an integral part of these financial statements.

                                ASHCREEK WIRELESS

                            STATEMENTS OF OPERATIONS

                    FOR THE THREE MONTHS ENDED MARCH 31, 2004

  Ashcreek Wireless
          STATEMENT OF CASH FLOWS


                                                                      Three
                                                                    Months Ended
                                                                       MARCH
                                                                     31, 2004
                                                                     --------
                                                                    (unaudited)

CASH FLOW FROM OPERATING ACTIVITIES:
    Net income                                                       $  3,242
    Adjustment to reconcile net income to net cash
      provided by operating activities:
        Depreciation expense 7,672 Changes
         in operating assets and liabilities:
      Accounts receivable                                              (1,723)
      Accounts payable                                                   (389)
      Unearned revenue                                                  1,405
      Customer deposits                                                  (450)
                                                                     --------
Net cash provided by operating activities                               9,757
                                                                     --------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                                (10,109)
                                                                     --------
Net cash used in investing activities                                 (10,109)
                                                                     --------

CASH FLOW FROM FINANCING ACTIVITIES:
    Proceeds from note payable                                         60,000
    Distribution of capital to owner                                  (30,000)
    Repayment of advances to owner                                    (24,710)
                                                                     --------
Net cash provided by financing activities                               5,290
                                                                     --------

NET DECREASE IN CASH AND CASH EQUIVALENTS                               4,938

CASH AND CASH EQUIVALENTS, Beginning of period                          3,678
                                                                     --------

CASH AND CASH EQUIVALENTS, End of period                             $  8,616
                                                                     ========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

    Interest paid                                                    $     --
                                                                     ========
    Income taxes paid                                                $     --
                                                                     ========


   The accompanying notes are an integral part of these financial statements.

                                ASHCREEK WIRELESS

                          NOTES TO FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 2004

                                   (UNAUDITED)

NOTE 1 - BASIS OF PRESENTATION

      The unaudited financial statements have been prepared by Ashcreek Wireless (the "Company"), pursuant to the rules and regulations of the Securities and Exchange Commission. The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods. Certain information and footnote disclosures normally present in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. These financial statements should be read in conjunction with the audited financial statements and footnotes for the year ended December 31, 2003 included elsewhere in this Form 8-K. The results of the three months ended March 31, 2004are not necessarily indicative of the results to be expected for the full year ending December 31, 2004

NOTE 2 - PROPERTY AND EQUIPMENT

      Property and equipment at March 31, 2004, consist of the following:

                 Equipment                                          $   23,765
                 Subscriber equipment                                   77,178
                                                                       100,943

                 Less accumulated depreciation and amortization         24,277
                                                                    $   76,666

      Depreciation expense for the three months ended March 31, 2004 was $7,672.

NOTE 3 - NOTE PAYABLE

      On March 16, 2004, the Company issued a note payable in the amount of $60,000. The note bears interest at 10% per annum and is due on March 16, 2005.

NOTE 4 - RELATED PARTY TRANSACTIONS

      During the three months ended March 31, 2004, the Company's owner was repaid advances of $24,710 and was distributed capital of $30,000.

                        QUIK INTERNET OF THE VALLEY, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2003

                        QUIK INTERNET OF THE VALLEY, INC.
                              FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                    CONTENTS

                                                                          Page

INDEPENDENT AUDITORS' REPORT:
     Report on Audited Financial Statements                                F-1

FINANCIAL STATEMENTS:

Balance Sheet as of December 31, 2003 F-2 Statement of
 Operations for years ended December 31, 2003 and 2002                     F-3
Statement of Members' Interest and Stockholders'
 Deficit for the years ended December 31, 2003 and 2002                    F-4
Statement of Cash Flows for the
 years ended December 31, 2003 and 2002                                    F-5
Notes to Financial Statements                                       F-6 - F-11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To The Stockholders of
Quik Internet of the Valley, Inc.

We have audited the accompanying balance sheet of Quik Internet of the Valley, Inc. as of December 31, 2003, and the related statements of operations, members' interest and stockholders' deficit and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quik Internet of the Valley, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred losses and has a working capital deficit, which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

HJ & Associates, LLC
Salt Lake City, Utah
June 28, 2004

                        QUIK INTERNET OF THE VALLEY, INC.

                                  BALANCE SHEET

                                                                    DECEMBER 31,
                                                                      2003
                                                                    ------------
     ASSETS

CURRENT ASSETS
     Cash and cash equivalents                                      $   2,675
     Accounts receivable, less
      allowance for doubtful accounts of $0                            11,618
                                                                    ---------
TOTAL CURRENT ASSETS                                                   14,293

PROPERTY AND EQUIPMENT, net of accumulated depreciation of $5,362       3,024
FRANCHISE, net of accumulated amortization of $20,797                  30,453
                                                                    ---------

TOTAL ASSETS                                                        $  47,770
                                                                    =========


              LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
     Accounts payable                                               $  20,271
     Accrued expenses                                                   2,973
     Unearned revenue                                                   8,739
     Note payable - stockholder                                         7,023
                                                                    ---------

TOTAL CURRENT LIABILITIES                                              39,006
                                                                    ---------

NOTE PAYABLE - STOCKHOLDER, net of current portion                     61,415
                                                                    ---------
TOTAL LIABILITIES                                                     100,421
                                                                    ---------

COMMITMENTS AND CONTINGENCIES                                              --

STOCKHOLDERS' DEFICIT
     Common stock; $0.01 par value; 100,000 shares
        authorized; 10,000 shares issued and outstanding                  100
     Accumulated deficit                                              (52,751)
                                                                    ---------
TOTAL STOCKHOLDERS' DEFICIT                                           (52,651)
                                                                    ---------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                         $  47,770
                                                                    =========

   The accompanying notes are an integral part of these financial statements.

                        QUIK INTERNET OF THE VALLEY, INC.

                             STATEMENT OF OPERATIONS


                                  FOR THE YEARS ENDED
                                ----------------------
                                 DECEMBER     DECEMBER
                                31, 2003      31, 2002
                                ---------    ---------
REVENUE                         $ 288,008    $ 298,044

COST OF REVENUE                   118,632      136,095
                                ---------    ---------

GROSS PROFIT                      169,376      161,949

OPERATING EXPENSES                182,619      144,568
                                ---------    ---------

INCOME (LOSS) FROM OPERATIONS     (13,243)      17,381

INTEREST EXPENSE                    6,128        6,668
                                ---------    ---------

NET INCOME (LOSS)               $ (19,371)   $  10,713
                                =========    =========

   The accompanying notes are an integral part of these financial statements.


                        QUIK INTERNET OF THE VALLEY, INC.

            STATEMENT OF MEMBERS' INTEREST AND STOCKHOLDERS' DEFICIT

                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2003

                                                               COMMON STOCK
                                               MEMBERS'    --------------------   ACCUMULATED
                                               INTEREST     SHARES      AMOUNT    DEFICIT       TOTAL
                                               --------    --------    --------   --------    --------

Balance, December 31, 2001                     $(45,993)              $     --    $     --   $(45,993)

Member contribution                               2,000                                          2,000

Net income                                       10,713                                         10,713
                                               --------    --------    --------   --------    --------
Balance, December 31, 2002                      (33,280)         --          --         --     (33,280)

Transfer of Members' Interest upon
     conversion from an LLC to a Corporation     33,280      10,000         100    (33,380)         --

Net loss                                                                           (19,371)    (19,371)
                                               --------    --------    --------   --------    --------
Balance, December 31, 2003                     $     --      10,000    $    100   $(52,751)   $(52,651)
                                               ========    ========    ========   ========    ========


   The accompanying notes are an integral part of these financial statements.

                        QUIK INTERNET OF THE VALLEY, INC.

                             STATEMENT OF CASH FLOWS

                                                           FOR THE YEARS ENDED
                                                           --------------------
                                                           DECEMBER    DECEMBER
                                                           31, 2003    31, 2002
                                                           --------    --------
CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss)                                       $(19,371)   $ 10,713
   Adjustment to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
       Depreciation expense                                   6,730       6,545
   Changes in operating assets and liabilities:
     Accounts receivable                                      7,308      (6,061)
     Accounts payable                                         4,119         819
     Accrued expenses                                         2,973          --
     Unearned revenue                                        (3,373)      3,204
                                                           --------    --------
Net cash provided by (used in) operating activities          (1,614)     15,220
                                                           --------    --------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                            --      (1,723)
                                                           --------    --------
Net cash used in investing activities                            --      (1,723)
                                                           --------    --------

CASH FLOW FROM FINANCING ACTIVITIES:
   Member contribution                                           --       2,000
   Payments on notes payable - related party                 (6,653)     (6,112)
                                                           --------    --------
Net cash used in financing activities                        (6,653)     (4,112)
                                                           --------    --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS         (8,267)      9,385

CASH AND CASH EQUIVALENTS, Beginning of year                 10,942       1,557
                                                           --------    --------

CASH AND CASH EQUIVALENTS, End of year                     $  2,675    $ 10,942
                                                           ========    ========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

   Interest paid                                           $  6,128    $  6,668
                                                           ========    ========
   Income taxes paid                                       $     --    $     --
                                                           ========    ========

                        QUIK INTERNET OF THE VALLEY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Organization and Line of Business

      Quik Internet of the Valley, Inc. (the "Company") was incorporated in the state of Oregon on January 10, 2003. Prior to this date the Company operated as a limited liability company under the name of Capital Quik Internet, LLC which was organized on November 30, 1999. The Company is an Internet service provider in Salem, Oregon and Linn and Benton counties (both located in Oregon) that operates under a franchise agreement with Quik International, Inc., a Nevada corporation.

      Basis of Presentation

      The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company has incurred a net loss of $19,371 for the year ended December 31, 2003 and as of December 31, 2003, the Company had a working capital deficiency of $24,713.

      These conditions raise substantial doubt as to the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

      Over the last year there has been a dramatic shift in internet service industry. Customers are quickly moving to high speed broadband internet access. As a result the Company has seen declining revenues. The Company is addressing this problem by looking for a broadband option to provide its customer base. The pending acquisition of the Company by Corridor Communications Corporation will allow it to provide a broadband wireless internet option allowing the Company to remain competitive with other internet service providers and local cable companies. By providing broadband wireless internet access the average monthly revenue per customer will increase from approximately $22.00 to over $30.00. In addition, the average cost per customer will drop from nearly $8.00 per customer to $5.00 per customer. The combination of lower customer cost and higher average invoice per customer will allow the Company to remain financially viable going forward.

      Use of Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. As of December 31, 2003, the Company used estimates in determining the realization of its accounts receivable and property and equipment. Actual results could differ from these estimates.

                        QUIK INTERNET OF THE VALLEY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

      Fair Value of Financial Instruments

      For certain of the Company's financial instruments, including cash, accounts receivable, accounts payable and unearned revenue, the carrying amounts approximate fair value due to their short maturities.

      Cash and Cash Equivalents

      For purposes of the statements of cash flows, the Company defines cash equivalents as all highly liquid debt instruments purchased with a maturity of three months or less, plus all certificates of deposit.

      Concentration of Credit Risk

      Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and accounts receivables. The Company places its cash with high quality financial institutions and at times may exceed the FDIC $100,000 insurance limit. The Company will extend credit based on an evaluation of the customer's financial condition, generally without collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company will monitor its exposure for credit losses and maintains allowances for anticipated losses, if required.

      Property and Equipment

      Property and equipment consisting of transmission equipment, computers, furniture and fixtures are recorded at cost, and are depreciated using the straight-line method over their estimated useful lives. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. A summary of the estimated useful lives is as follows:

      Description                       Useful Life
      -----------                       -----------

      Furniture and fixtures            7 years
      Computer equipment                5 years


      Franchise

      The Company purchased the rights to operate the Quik Internet franchise in Salem, Oregon and Linn and Benton counties. The terms of the franchise agreement is for 10 years. The Company paid an initial franchise fee of $35,000 for the Salem, Oregon area and $7,250 for the Linn and Benton county areas. In addition, the Company was required to purchase certain software from the franchisor that has been included as part of the franchise cost. The Company is required to pay the franchisor a royalty of 17% of gross monthly revenue. In addition, the franchisor also provides administrative services to the Company for a monthly fee. The initial franchise fee is being amortized over the 10 year life of the agreement. For the years ended December 31, 2003 and 2002 amortization expense related to the initial franchise fee was $5,125 and $5,125, respectively.

                        QUIK INTERNET OF THE VALLEY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

      Impairment of Long-Lived Assets

      SFAS No. 144 requires that long-lived assets to be disposed of by sale, including those of discontinued operations, be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. SFAS No. 144 broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 also establishes a "primary-asset" approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. The Company has no impairment issues to disclose.

      Revenue Recognition

      The Company sells ISP services under annual and monthly contracts. Under the annual contracts, the subscriber pays a one-time fee, which is recognized as revenue ratably over the life of the contract. Under the monthly contracts, the subscriber is billed monthly and revenue is recognized ratably over the month.

      Advertising and Marketing Costs

      The  Company  expenses   advertising  and  marketing  costs  as  incurred.
      Advertising and marketing expense for the years ended December 31, 2003 and 2002 amounted to $21,087 and $9,480, respectively.

      Income Taxes

      No provision for income taxes has been made for federal or state income taxes as the Company is taxed as an S corporation and the taxes are the personal responsibility of the stockholders.

      Comprehensive Loss

      Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive income and its components in the financial statements. For the years ended December 31, 2003 and 2002, the Company has no items that represent other comprehensive income and, accordingly, has not included a schedule of comprehensive income in the financial statements.

                        QUIK INTERNET OF THE VALLEY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

      Recently Issued Accounting Pronouncements

      In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (an interpretation of Accounting Research Bulletin (ARB) No. 51, Consolidated Financial Statements). Interpretation 46 addresses consolidation by business enterprises of entities to which the usual condition of consolidation described in ARB-51 does not apply. The Interpretation changes the criteria by which one company includes another entity in its consolidated financial statements. The general requirement to consolidate under ARB-51 is based on the presumption that an enterprise's financial statement should include all of the entities in which it has a controlling financial interest (i.e., majority voting interest). Interpretation 46 requires a variable interest entity to be consolidated by a company that does not have a majority voting interest, but nevertheless, is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. In December 2003, the FASB concluded to revise certain elements of FIN 46, primarily to clarify the required accounting for interests in variable interest entities. FIN-46R replaces FIN-46, that was issued in January 2003. FIN-46R exempts certain entities from its requirements and provides for special effective dates for entities that have fully or partially applied FIN-46 as of December 24, 2003. In certain situations, entities have the option of applying or continuing to apply FIN-46 for a short period of time before applying FIN-46R. In general, for all entities that were previously considered special purpose entities, FIN 46 should be applied for registrants who file under Regulation SX in periods ending after March 31, 2004, and for registrants who file under Regulation SB, in periods ending after December 15, 2004. The Company does not expect the adoption to have a material impact on the Company's financial position or results of operations.

      During April 2003, the FASB issued SFAS 149 - "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", effective for contracts entered into or modified after September 30, 2003, except as stated below and for hedging relationships designated after September 30, 2003. In addition, except as stated below, all provisions of this Statement should be applied prospectively. The provisions of this Statement that relate to Statement 133 Implementation Issues that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied in accordance with their respective effective dates. In addition, paragraphs 7(a) and 23(a), which relate to forward purchases or sales of when-issued securities or other securities that do not yet exist, should be applied to both existing contracts and new contracts entered into after September 30, 2003. The Company does not participate in such transactions and is evaluating the effect of this new pronouncement, if any, and will adopt FASB 149 within the prescribed time.

      During May 2003, the FASB issued SFAS 150 - "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective for public entities at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a freestanding financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. Some of the provisions of this Statement are consistent with the current definition of liabilities in FASB Concepts Statement No. 6, Elements of Financial Statements. The Company is evaluating the effect of this new pronouncement and will adopt FASB 150 within the prescribed time.

                        QUIK INTERNET OF THE VALLEY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

      In December 2003, the FASB issued a revised SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" which replaces the previously issued Statement. The revised Statement increases the existing disclosures for defined benefit pension plans and other defined benefit postretirement plans. However, it does not change the measurement or recognition of those plans as required under SFAS No. 87, "Employers' Accounting for Pensions," SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." Specifically, the revised Statement requires companies to provide additional disclosures about pension plan assets, benefit obligations, cash flows, and benefit costs of defined benefit pension plans and other defined benefit postretirement plans. Also, companies are required to provide a breakdown of plan assets by category, such as debt, equity and real estate, and to provide certain expected rates of return and target allocation percentages for these asset categories. The Company has implemented this pronouncement and has concluded that the adoption has no material impact to the financial statements.

      In December 2003, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition." SAB 104 supersedes SAB 101, "Revenue Recognition in Financial Statements." SAB 104's primary purpose is to rescind accounting guidance contained in SAB 101 related to multiple element revenue arrangements, superseded as a result of the issuance of EITF 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables." Additionally, SAB 104 rescinds the SEC's Revenue Recognition in Financial Statements Frequently Asked Questions and Answers ("the FAQ") issued with SAB 101 that had been codified in SEC Topic 13, Revenue Recognition. Selected portions of the FAQ have been incorporated into SAB 104. While the wording of SAB 104 has changed to reflect the issuance of EITF 00-21, the revenue recognition principles of SAB 101 remain largely unchanged by the issuance of SAB 104, which was effective upon issuance. The adoption of SAB 104 did not impact the financial statements.

NOTE 2 - PROPERTY AND EQUIPMENT

      Property and equipment at December 31, 2003, consist of the following:

               Furniture and fixtures                           $         1,270
               Computer equipment and software                            7,116
                                                                ---------------
                                                                          8,386
               Less accumulated depreciation and amortization             5,362
                                                                ---------------
                                                                $         3,024
                                                                ===============

      Depreciation expense for the years ended December 31, 2003 and 2002 was $1,605 and $1,420, respectively.

                        QUIK INTERNET OF THE VALLEY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 3 - NOTE PAYABLE - STOCKHOLDER

      The issued a note payable to its majority  stockholder  in April 2001. The note is bears interest at 8.75% per annum and is unsecured. Principal and interest payments of $1,065 are due monthly with any unpaid principal and interest due in April 2011.

      Principal payments on this note payable - stockholder are as follows:

                  Year ending December 31,
                      2004                                 $          7,023
                      2005                                            7,662
                      2006                                            8,360
                      2007                                            9,121
                      2008                                            9,951
                      Thereafter                                     26,321
                                                           ----------------

                                                           $         68,438
                                                           ================

                        QUIK INTERNET OF THE VALLEY, INC.
                              FINANCIAL STATEMENTS
                        THREE MONTHS ENDED MARCH 31, 2004
                                   (UNAUDITED)

                                    CONTENTS

                                                                            Page
                                                                            ----
FINANCIAL STATEMENTS:

       Balance Sheet as of March 31, 2004 (unaudited)                         2
       Statements of Operations for the three months
       ended March 31, 2004 (unaudited)                                       3
       Statements of Cash Flows for three months
       ended March 31, 2004 (unaudited)                                       4
       Notes to Financial Statements (unaudited)                              5

                        QUIK INTERNET OF THE VALLEY, INC.
                         BALANCE SHEET - MARCH 31, 2004

                                                                       31-Mar
                                                                        2004
                                                                      ---------
                                                                     (unaudited)
                                     ASSETS

CURRENT ASSETS
      Cash and cash equivalents                                       $     385
      Accounts receivable, less allowance for doubtful
      accounts of $0                                                     17,290
                                                                      ---------
TOTAL CURRENT ASSETS                                                     17,675

PROPERTY AND EQUIPMENT, net of accumulated depreciation of $5,763         2,623
FRANCHISE, net of accumulated amortization of $22,078                    29,172
                                                                      ---------
TOTAL ASSETS                                                          $  49,470
                                                                      =========
                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
      Accounts payable                                                $  22,257
      Accrued expenses                                                   10,000
      Unearned revenue                                                    8,645
      Note payable - stockholder                                          7,177
                                                                      ---------
TOTAL CURRENT LIABILITIES                                                48,079
                                                                      ---------
NOTE PAYABLE - STOCKHOLDER, net of current portion                       60,131
                                                                      ---------
TOTAL LIABILITIES                                                       108,210
                                                                      ---------
COMMITMENTS AND CONTINGENCIES                                                --

STOCKHOLDERS' DEFICIT
      Common stock; $0.01 par value; 100,000 shares
         authorized; 10,000 shares issued and outstanding                   100
      Accumulated deficit                                               (58,840)
                                                                      ---------
TOTAL STOCKHOLDERS' DEFICIT                                             (58,740)
                                                                      ---------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                           $  49,470
                                                                      =========

   The accompanying notes are an integral part of these financial statements.

                        QUIK INTERNET OF THE VALLEY, INC.

                            STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004

                                                                        Three
                                                                    Months Ended
                                                                       March
                                                                      31, 2004
                                                                     -----------
                                                                     (unaudited)

REVENUE                                                                $ 68,152

COST OF REVENUE                                                          27,913
                                                                       --------
GROSS PROFIT                                                             40,239

OPERATING EXPENSES                                                       44,262
                                                                       --------
INCOME (LOSS) FROM OPERATIONS                                            (4,023)

INTEREST EXPENSE                                                          2,065
                                                                       --------
NET INCOME (LOSS)                                                      $ (6,088)
                                                                       ========

   The accompanying notes are an integral part of these financial statements.

                        QUIK INTERNET OF THE VALLEY, INC.

                            STATEMENTS OF CASH FLOWS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004
                                                                       Three
                                                                   Months Ended
                                                                      March
                                                                     31, 2004
                                                                    -----------
                                                                    (unaudited)

CASH FLOW FROM OPERATING ACTIVITIES:
    Net loss                                                            $(6,088)
                                                                        -------
    Adjustment to reconcile net loss to net cash
       used in operating activities:
          Depreciation expense                                            1,682
    Changes in operating assets and liabilities:
       Accounts receivable                                               (5,672)
       Accounts payable                                                   1,985
       Accrued expenses                                                   7,027
       Unearned revenue                                                     (94)
                                                                         ------
Net cash used in operating activities                                    (1,160)
                                                                         ------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                                       --
                                                                         ------
Net cash used in investing activities                                        --
                                                                         ------
CASH FLOW FROM FINANCING ACTIVITIES:
    Payments on notes payable - related party                            (1,130)
                                                                         ------
Net cash used in financing activities                                    (1,130)
                                                                         ------
NET DECREASE IN CASH AND CASH EQUIVALENTS                                (2,290)

CASH AND CASH EQUIVALENTS, Beginning of period                            2,675
                                                                         ------
CASH AND CASH EQUIVALENTS, End of period                                $   385
                                                                        =======
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Interest paid                                                       $ 2,065
                                                                        =======
    Income taxes paid                                                   $    --
                                                                        =======

   The accompanying notes are an integral part of these financial statements.

                        QUIK INTERNET OF THE VALLEY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004
                                  (UNAUDITED)

NOTE 1 - BASIS OF PRESENTATION

      The unaudited financial statements have been prepared by Quik Internet of the Valley, Inc. (the "Company"), pursuant to the rules and regulations of the Securities and Exchange Commission. The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods. Certain information and footnote disclosures normally present in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. These financial statements should be read in conjunction with the audited financial statements and footnotes for the year ended December 31, 2003 included elsewhere in this Form 8-K. The results of the three months ended March 31, 2004are not necessarily indicative of the results to be expected for the full year ending December 31, 2004

      Basis of Presentation

      The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company has incurred a net loss of $6,088 for the three months ended March 31, 2004 and as of March 31, 2004, the Company had a working capital deficiency of $30,404.

      These conditions raise substantial doubt as to the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

      Over the last year there has been a dramatic shift in internet service industry. Customers are quickly moving to high speed broadband internet access. As a result the Company has seen declining revenues. The Company is addressing this problem by looking for a broadband option to provide its customer base. The pending acquisition of the Company by Corridor Communications Corporation will allow it to provide a broadband wireless internet option allowing the Company to remain competitive with other internet service providers and local cable companies. By providing broadband wireless internet access the average monthly revenue per customer will increase from approximately $22.00 to over $30.00. In addition, the average cost per customer will drop from nearly $8.00 per customer to $5.00 per customer. The combination of lower customer cost and higher average invoice per customer will allow the Company to remain financially viable going forward.

                        QUIK INTERNET OF THE VALLEY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004
                                  (UNAUDITED)

NOTE 2 - PROPERTY AND EQUIPMENT

     Property and equipment at December 31, 2003, consist of the following:

                 Furniture and fixtures                                $  1,270
                 Computer equipment and software                          7,116
                                                                       --------
                                                                          8,386
                 Less accumulated depreciation and amortization           5,763
                                                                       --------
                                                                       $  2,623
                                                                       ========

      Depreciation expense for the three months ended March 31, 2004 was $401.

NOTE 3 - NOTE PAYABLE - STOCKHOLDER

      The issued a note payable to its majority  stockholder  in April 2001. The note is bears interest at 8.75% per annum and is unsecured. Principal and interest payments of $1,065 are due monthly with any unpaid principal and interest due in April 2011.

                          CORRIDOR COMMUNICATIONS CORP.
                          COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)


                                    CONTENTS

                                                                            Page
FINANCIAL STATEMENTS:

Pro Forma Combined Balance Sheet as of March 31, 2004 (unaudited)           F-2

Pro Forma Combined Statements of Operations
 for the three months ended March 31, 2004 (unaudited)                      F-3

Pro Forma Combined Statements of Operations
 for the year ended December 31, 2003 (unaudited)                           F-4

Notes to Pro Forma Combined Financial Statements (unaudited)                F-5


                          CORRIDOR COMMUNICATIONS CORP.
                        PRO FORMA COMBINED BALANCE SHEET
                                 MARCH 31, 2004
                                   (UNAUDITED)

                                                                                      QUIK
                                                                     ASHCREEK    INTERNET OF THE
                                                    REGISTRANT       WIRELESS      VALLEY, INC.     ADJUSTMENTS      PRO FORMA
                                                    ------------    -----------   ---------------  ---------------   -----------
   ASSETS

CURRENT ASSETS
    Cash and cash equivalents                      $     45,151    $     8,616    $       385     $                 $    54,152
    Note receivable                                      60,000                                b      (60,000)                -
    Account receivable                                  102,475          3,828         17,290                           123,593
    Inventory                                            46,000                                                          46,000
    Prepaid expenses and other current assets            88,796                                                          88,796
                                                    ------------    -----------   ------------     -----------       -----------
TOTAL CURRENT ASSETS                                    342,422         12,444         17,675         (60,000)          312,541

PROPERTY AND EQUIPMENT                                        -                         2,623                             2,623
FRANCHISE                                                                              29,172                            29,172
INTANGIBLE ASSETS                                                                              a      166,228           166,228
DEBT ISSUANCE COSTS                                      96,678         76,666                                          173,344
                                                    ------------    -----------   ------------     -----------       -----------
TOTAL ASSETS                                        $    439,100    $    89,110   $     49,470     $   106,228       $   683,908
                                                    ============    ===========   ============     ===========       ===========

   LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
    Secured promissory note                        $    300,000    $    60,000    $            b $    (60,000)      $   300,000
    Stockholders' notes payable                         105,000          4,474         67,308  a       45,526           222,308
    Accounts payable                                  1,970,991            329         22,257  a      (22,586)        1,970,991
    Accrued salaries                                  1,597,036                        10,000  a      (10,000)        1,597,036
    Accrued vacation                                    227,076                                                         227,076
    Accrued interest payable                            505,745                                                         505,745
    Convertible notes payable                         1,165,151                                                       1,165,151
    Deferred revenue                                     97,206          7,006          8,645  a      (15,651)           97,206
    Other accrued expenses                            1,108,013         21,280                 a      (21,280)        1,108,013
                                                    ------------    -----------   ------------     -----------       -----------
TOTAL CURRENT LIABILITIES                             7,076,218         93,089        108,210         (83,991)        7,193,526
                                                    ------------    -----------   ------------     -----------       -----------

DEFEREED REVENUE                                         79,151                                                          79,151
CONVERTIBLE NOTES PAYABLE                             1,348,377                                                       1,348,377
                                                    ------------    -----------   ------------     -----------       -----------
TOTAL LIABILITIES                                     8,503,746         93,089        108,210         (83,991)        8,621,054
                                                    ------------    -----------   ------------     -----------       -----------


STOCKHOLDERS' DEFICIT
    Preferred stock                                           -                                                               -
    Common stock                                         35,414                           100  a        1,400            36,914
    Additional paid-in capital                       31,240,379         25,000                 a      101,000        31,366,379
    Accumulated deficit                             (39,340,439)       (28,979)       (58,840) a       87,819        (39,340,439)
                                                    ------------    -----------   ------------     -----------       -----------
TOTAL STOCKHOLDERS' DEFICIT                          (8,064,646)        (3,979)       (58,740)        190,219        (7,937,146)
                                                    ------------    -----------   ------------     -----------       -----------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT         $    439,100    $    89,110   $     49,470     $   106,228       $   683,908
                                                    ============    ===========   ============     ===========       ===========

                                       See accompanying notes to pro forma combined financial statements



                          CORRIDOR COMMUNICATIONS CORP.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004
                                   (UNAUDITED)
                                                                                     QUIK
                                                                  ASHCREEK       INTERNET OF THE
                                                  REGISTRANT      WIRELESS        VALLEY, INC.       ADJUSTMENTS        PRO FORMA
                                                 -------------  -------------   ----------------  -----------------   ------------

SALES                                           $   137,511     $     26,268    $     68,152      $                   $   231,931

COST OF GOODS SOLD                                  125,353            5,749          27,913                              159,015
                                                 -----------    -------------   -------------     --------------      ------------
GROSS PROFIT                                         12,158           20,519          40,239                  -            72,916
                                                 -----------    -------------   -------------     --------------      ------------

OPERATING EXPENSES
    Research and development                        141,174                                                               141,174
    Sales and marketing                              97,438                                                                97,438
    General and administrative                      577,559           17,277          44,262                              639,098
                                                 -----------    -------------   -------------     --------------      ------------
TOTAL OPERATING EXPENSES                            816,171           17,277          44,262                  -           877,710
                                                 -----------    -------------   -------------     --------------      ------------

LOSS FROM OPERATIONS                               (804,013)           3,242          (4,023)                 -          (804,794)
                                                 -----------    -------------   -------------     --------------      ------------

OTHER INCOME (EXPENSE)
    Interest expense, net                          (173,638)                          (2,065)                            (175,703)
    Amortization of discount
     on convertible notes payable                  (358,049)                                                             (358,049)
    Financing costs                                  44,079                                                                44,079
    Change in fair value of detachable warrants           -                                                                     -
    Loss on restructuring of business                     -                                                                     -
    Other, net                                            -                                                                     -
                                                 -----------    -------------   -------------     --------------      ------------
TOTAL OTHER INCOME (EXPENSE)                       (487,608)               -          (2,065)                 -          (489,673)
                                                 -----------    -------------   -------------     --------------      ------------

LOSS BEFORE PROVISION FOR INCOME TAXES           (1,291,621)           3,242          (6,088)                 -        (1,294,467)

PROVISION FOR INCOME TAXES                                -                -               -                  -                 -
                                                 -----------    -------------   -------------     --------------      ------------
NET LOSS                                         $(1,291,621)    $       3,242    $     (6,088)     $           -     $ (1,294,467)
                                                 ===========    =============   =============     ==============      ============

NET LOSS PER COMMON SHARE - BASIC AND DILUTED    $     (0.00)                                                         $      (0.00)
                                                 ===========                                                          ============

WEIGHTED AVERAGE COMMON SHARES
    OUTSTANDING - BASIC AND DILUTED              299,825,317                                                          314,825,317
                                                 ===========                                                          ============



          See accompanying notes to pro forma combined financial statements


                          CORRIDOR COMMUNICATIONS CORP.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                   (UNAUDITED)
                                                                                   QUIK
                                                                 ASHCREEK     INTERNET OF THE
                                                 REGISTRANT      WIRELESS       VALLEY, INC.       ADJUSTMENTS        PRO FORMA
                                                -----------    -------------   -------------     --------------      ------------

SALES                                           $1,514,548     $     52,648    $    288,008      $                   $ 1,855,204

COST OF GOODS SOLD                               1,084,067           45,586         118,632                            1,248,285
                                                -----------    -------------   -------------     --------------      ------------
GROSS PROFIT                                       430,481            7,062         169,376                  -           606,919
                                                -----------    -------------   -------------     --------------      ------------

OPERATING EXPENSES
    Research and development                     1,091,393                                                             1,091,393
    Sales and marketing                            798,225                                                               798,225
    General and administrative                   3,116,345           34,355         182,619                            3,333,319
                                                -----------    -------------   -------------     --------------      ------------
TOTAL OPERATING EXPENSES                         5,005,963           34,355         182,619                  -         5,222,937
                                                -----------    -------------   -------------     --------------      ------------

LOSS FROM OPERATIONS                            (4,575,482)         (27,293)        (13,243)                 -        (4,616,018)
                                                -----------    -------------   -------------     --------------      ------------

OTHER INCOME (EXPENSE)
    Interest expense, net                         (492,594)                          (6,128)                            (498,722)
    Amortization of discount
     on convertible notes payable               (1,937,982)                                                           (1,937,982)
    Financing costs                             (1,238,540)                                                           (1,238,540)
    Change in fair value of detachable warrants   (299,831)                                                             (299,831)
    Loss on restructuring of business             (892,524)                                                             (892,524)
    Other, net                                      (1,036)                                                               (1,036)
                                                -----------    -------------   -------------     --------------      ------------
TOTAL OTHER INCOME (EXPENSE)                    (4,862,507)               -          (6,128)                 -        (4,868,635)
                                                -----------    -------------   -------------     --------------      ------------

LOSS BEFORE PROVISION FOR INCOME TAXES          (9,437,989)         (27,293)        (19,371)                 -        (9,484,653)

PROVISION FOR INCOME TAXES                               -                -               -                  -                 -
                                                -----------    -------------   -------------     --------------      ------------
NET LOSS                                        $(9,437,989)   $     (27,293)  $     (19,371)    $           -       $ (9,484,653)
                                                ===========    =============   =============     ==============      ============

NET LOSS PER COMMON SHARE - BASIC AND DILUTED   $     (0.08)                                                         $      (0.07)
                                                ===========                                                          ============

WEIGHTED AVERAGE COMMON SHARES
    OUTSTANDING - BASIC AND DILUTED             118,340,630                                                          133,340,630
                                                ===========                                                          ============

                                See accompanying notes to pro forma combined financial statements


                          CORRIDOR COMMUNICATIONS CORP.
                 NOTES TO PRO FORM COMBINED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

On June 30, 2004 Corridor Communications Corp. ("Corridor") purchased all the assets of Ashcreek Wireless, a sole proprietorship ("Ashcreek") for 7,5000,000 shares of Corridor's common stock plus $60,000 in cash that was previously paid to Ashcreek. In addition, on June 30, 2004 Corridor purchased all the assets of Quik Internet of the Valley, Inc., an Oregon corporation ("Quik") for 7,5000,000 shares of Corridor's common stock plus the issuance of a $50,000 note payable to the sellers and the assumption of a related party note payable of approximately $67,000. The accompanying pro forma combined balance sheet presents the accounts of Corridor, Ashcreek and Quik as if the acquisition of Ashcreek and Quik by Corridor occurred on March 31, 2004. The accompanying pro forma combined statements of operations present the accounts of Corridor, Ashcreek and Quik for the three months ended March 31, 2004 and the year ended December 31, 2003 as if the acquisition occurred on January 1, 2003.

The following adjustments would be required if the acquisition occurred as indicated above:

a. To remove the stockholders' deficit of Ashcreek and Quik and to record the purchase prices of 15,000,000 Corridor shares of common stock issued in the transaction valued at $0.0085 per shares. To remove the liabilities of Ashcreek and Quik and to record the issuance of a $50,000 note issued to the sellers of Quik. The excess purchase price of $166,228 over the fair value of the assets acquired has been allocated to intangible assets.

b.       To remove the $60,000 note issued to Ashcreek prior to the acquisition.